UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
		            WASHINGTON, D.C. 20549

   			       FORM 8-K

		        CURRENT REPORT PURSUANT
		      TO SECTION 13 OR 15(d) OF THE
	                              SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of Earliest Event Reported): August 17, 2006

   			ICT Technologies, Inc.

		(Exact Name of Registrant as Specified in its Charter)

	Delaware                                     000-29805	           13-4070586
	(State or Other Jurisdiction   Commission File Number) (IRS Employer
       	of Incorporation)

	       181 Westchester Avenue, Port Chester, New York   10573
                    	(Address of Principal Executive Offices)       (Zip Code)

			                 914-937-3900
		(Registrant's Telephone Number, Including Area Code)

				N/A
		(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_ Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)

_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)

_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
	Act (17 CFR 240.14d-2(b))

_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
	Act (17 CFR 240.13e-4(c))

Section 4     Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

Resignation of Friedman LLP

     By letter dated July 19, 2006, Friedman LLP terminated its client-auditor relationship by resigning as the independent auditors of ICT Technologies, Inc. Friedman has not issued any adverse opinion or disclaimer of opinion or qualification as to uncertainty, audit scope or accounting principles of the Company, or any opinion or statement as to uncertainty regarding the ability of the Company to continue as a going concern. There were no disagreements with Friedman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which caused Friedman to tender their resignation. The Company s board of directors approved this resignation.

Appointment of New Auditors

     On August 15, 2006, the Company engaged Michael T. Studer CPA, P.C.
as its new independent accountants. Prior to such date, the Company has never consulted with Studer regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B

Exhibit

16.1 Letter from Friedman, LLP consenting to the statements contained in this report is in our file.


       3 Signature

		SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		ICT TECHNOLOGIES, INC.


		By: /s/ Vasilios Koutsobinas
		Name: Vasilios Koutsobinas
		Title: Chairman & Chief Executive Officer